Exhibit 99.2

SUCCESSFACTORS, INC.

2007 EQUITY INCENTIVE PLAN

2011 Performance Share Unit Agreement For Lars Delgaard

NOTICE OF GRANT

This Agreement evidences the grant by SuccessFactors, Inc., a Delaware corporation (the “Company”), on the date set forth below (the “Grant Date”) to the person named below (the “Participant”) of a Performance Restricted Stock Unit Award (the “Award”) of the target number of performance share units (“PSUs”) listed below (“Target Number of PSUs”) up to the maximum number of performance share units listed below (“Maximum Number of PSUs”) for the Performance Period listed below (the “Performance Period”). Each PSU represents the right to receive one share of the Company’s common stock (“Common Stock”). This Award is subject to the terms and conditions specified in the Company’s 2007 Equity Incentive Plan (the “Plan”) and in this Agreement (consisting of this Notice of Grant and Exhibit A). Terms not otherwise defined herein shall have the meaning ascribed to them in the Plan.

Participant Name:	Lars Dalgaard

Grant Date:	July 20, 2011

Performance Period:	12, 24 and 36 months, commencing January 1, 2011

Aggregate Target Number of PSUs	99,999

Target Number of PSUs for performance period ending on December 31 for each of 2011, 2012 and 2013	33,333

PSUs Granted (to reflect at Maximum, which is 200% of Aggregate Target Number of PSUs):	199,998

PARTICIPANT:		SUCCESSFACTORS, INC.

Signature:	/s/ Lars Dalgaard	By:	/s/ Bruce Felt
	Lars Dalgaard		Bruce Felt, Chief Financial Officer

Date:	July, 20, 2011	Date:	July 20, 2011

By accepting this Award, the Participant hereby (i) acknowledges receipt of a copy of this Notice of Grant, and Exhibit A thereto (collectively, the “Agreement”) and accepts the Award subject to all the terms and conditions of the Plan and the Agreement, (iii) represents that the Participant has read and understands the Plan, and the Agreement, and (iv) acknowledges that there are tax consequences related to the Award and that the Participant should consult a tax advisor to determine his or her actual tax consequences.

EXHIBIT A

SUCCESSFACTORS, INC.

2007 EQUITY INCENTIVE PLAN

Performance Share Unit Agreement

Terms and Conditions

1. Grant of Performance Share Units.

The Award is granted pursuant to and is subject to and governed by the Plan and the terms of this Agreement. Unless otherwise defined in this Agreement, capitalized terms used herein shall have the same meaning as in the Plan. The shares of Common Stock that are issuable after the Performance Share Units have been earned are referred to in this Agreement as “Shares.” The Performance Share Units shall be granted to the Participant without payment of consideration (other than continuing services).

The Performance Period consists of three performance segments corresponding to the twelve, twenty-four and thirty-six month periods commencing on the first day of the Performance Period, which is January 1, 2011. The Performance Period will be shortened in the event of an intervening Corporate Transaction or a cessation of employment, as provided for under the terms of this Agreement, including Appendix A.

2. Range of Earned Performance Share Units.

Depending on both the Company’s Relative Revenue Growth Achievement (“RRG”) relative to the Peer Group and the Company’s Total Shareholder Return (“TSR”) relative to the Peer Group, the Participant may earn from zero PSUs up to the Maximum Number of PSUs. The number of PSUs earned will be determined by the Committee, by application of the methods set forth herein, for calendar years 2011, 2012 and 2013.

3. Determination of Earned Performance Share Units.

(a) Performance Goal. PSUs are earned by measuring two metrics: (1) RRG of the Company as compared to the Peer Group for each of 2011, 2011-2012 and 2011-2013, using measurement periods of 12, 24 and 36 months respectively and (2) TSR compared to the Peer Group for each of 2011, 2011-2012 and 2011-2013, using measurement periods of 12, 24 and 36 months respectively (the “Performance Period”). In the table set forth below is the number of PSUs earned at target:

Year	PSU at Target Based on RRG	PSU at Target Based on TSR	Target PSUs
2011	16,697	16,636	33,333
2012	16,697	16,636	33,333
2013	16,697	16,636	33,333

(b)	Earned Performance Share Units.

(i) Determining Company Performance. Following the end of each calendar year commencing with 2011, the Company’s performance with respect to the Performance Goal shall be compared to that of the Peer Group by the Committee. The Company’s percentile rank with respect to each of RRG and TSR shall be arrived at by subtracting from 100 the product of dividing (a) by (b) multiplied by 100, where (a) is the number corresponding to the Company’s numerical rank in the group consisting of the Company and the Peer Group minus one (1), and (b) is the number equal to the number of companies in the Peer Group for the Performance Period.

(ii) Determining Performance Share Units Earned. The number of earned Performance Share Units shall be determined under the following table based on the Company’s percentile rank for the Performance Period.

Percentile Rank	Payout Percentage of Target PSU
90th	200%
80th	150%
70th	100
55th	75%
40th	50%
25th or less	0%

For purposes of this determination, the percentile rank for the Performance Period shall be rounded to the nearest whole percentile. Achievement between the stated percentiles will be calculated using interpolation between points on a straight-line basis.

The Company shall make its determination as to the earned PSUs by not later than two and half (2  1/2) months following the close of the applicable twelve (12) month, twenty-four (24) month and thirty-six (36) month measurement period within the Performance Period. PSUs shall vest and be settled following each such determination.

4. Termination of Employment.

(a) Continuous Service Relationship. The Participant must be employed by the Company or one of its Affiliates as an employee on the last day of the applicable calendar year during the Performance Period , unless the Participant is Terminated or Terminates (as defined in the Plan) (i) for Good Reason that does not constitute a Termination within the meaning of the Company’s Change in Control Plan; (ii) without Cause and such Termination without Cause does not constitute a Termination within the meaning of the Company’s Change in Control Plan or (iii) due to a Termination as defined in the Company’s Change in Control Plan. In the event the Participant voluntarily terminates his employment (without Good Reason), is terminated for Cause by the Company, dies or Terminates (as defined in the Plan) due to Disability, then any unvested PSUs shall automatically be forfeited.

(b) Termination Without Cause or for Good Reason (apart from a Termination within the meaning of the Company’s Change in Control Plan). In the event of the Participant’s termination of employment by the Company without Cause or by the Participant for Good Reason (and such termination does not constitute a Termination within the meaning of the Company’s Change in Control Plan), then Participant will become immediately vested in the number of PSUs at target representing the number of each full month of employment in the year in which such termination occurs plus an additional number of

PSUs at target as if Participant had continued in employment with the Company for eighteen (18) additional months following such termination date with proration for any calendar year in which Participant has less than twelve (12) months of deemed continued service. For example, if Participant is terminated without Cause (apart from a Termination within the mean of the Company’s Change in Control Plan) on November 1, 2011, Participant shall become immediately vested in the total number of PSUs at target for the performance periods ending December 31, 2011 and 2012 and a pro-rated number of PSUs at target representing twenty-eight (28) months of service for the thirty-six (36) month performance period ending December 31, 2013. Any PSUs that are earned for a completed measurement period prior to such termination and the Committee’s determination shall vest and be settled based on actual Company performance.

(c) Termination within the Meaning of the Company’s Change in Control Plan. The treatment of PSUs, including the vesting thereof, is governed by the terms of this Agreement with respect to vesting and not the terms of the Company’s Change in Control Plan. In the event of a Termination of Participant within the meaning of the Company’s Change in Control Plan, except as provided below, all unvested PSUs shall vest and be settled at target (i.e., 100%). Any PSUs that are earned for a completed measurement period prior to such termination and the Committee’s determination shall vest and be settled based on actual Company performance.

(d) Company Undergoes a Change in Control and No Termination within the Meaning of the Company’s Change in Control Plan. In the event Participant is not Terminated (as such term is defined in the Company’s Change in Control Plan) in connection with a Change in Control (as such term is defined in the Company’s Change in Control Plan), then all performance metrics will be deemed to have been met at target (i.e., 100%) and the target number of PSUs for each then outstanding performance period shall vest and be settled on each December 31st.

5. Definitions.

(a) “Cause,” for purposes of this Agreement with respect to Sections 4(a) and (b), means Participant’s (i) failure to substantially perform, or gross negligence in the performance of, Participant’s duties after there has been delivered to Participant a written demand for performance which describes the specific deficiencies in Participant’s performance and the specific manner in which Participant’s performance must be improved, and which provides Participant thirty (30) days from the date of notice to remedy such performance deficiencies; (ii) commission of any act of fraud, gross misconduct or dishonesty with respect to the Company; (iii) conviction of, or plea of guilty or “no contest” to, a felony or a crime involving moral turpitude; (iv) material breach of this Agreement or any proprietary information and inventions or confidentiality agreement with the Company; or (v) failure to follow the lawful directions of the Board.

(b) “Disability” shall have the meaning of such term as defined in the Plan.

(c) “Good Reason,” for purposes of this Agreement with respect to Section 4(a) and (b), means any of the following taken without Participant’s written consent with sixty (60) days notice to the Company and thirty (30) days opportunity to cure, after which Participant terminates employment within thirty (30) days of the Company’s failure to cure: (i) a change in Participant’s title of Chief Executive Officer of the Company or a material reduction in Participant’s duties or responsibilities that is inconsistent with Participant’s position as chief executive officer of the Company or its successor; (ii) a requirement by the Company that Participant relocate Participant’s principal office to a facility more than 50 miles from the Company’s current headquarters without Participant’s consent; (iii) a reduction in Participant’s annual base salary by more than 10% (other than in connection with a general decrease in the salary of all executive officers of the Company) or (iv) a material breach by the Company of this Agreement or the Executive Employment Agreement between the Company and Participant.

(d) “Entity” means each member of the Peer Group and the Company;

(e) “Peer Group” means the following companies: Advent Software, Ariba, ANSYS, Comscore, Commvault Systems, Concur Technologies, Constant Contact, Informatica, JDA Software, Netsuite, Pegasystems, Qlik Technologies, RealPage, Rightnow Technologies Solera Holdings, Taleo, Tibco Software, Ultimate Software Group, Websense. If any member of the Peer Group ceases to be a public company during the period in which RRG and TSR is being measured, then such Entity shall not be treated as a member of the Peer Group for the Performance Period.

(f) “Relative Revenue Growth Achievement” means the percent increase in revenue for each Entity measured from the beginning of the applicable Performance Period to end of the applicable Performance Period. The annual revenue for the beginning period will be measured as the sum of the most recent four quarters completed as of January 15th immediately following the commencement of the performance period. The annual revenue for the ending period will be measured as the sum of the most recent four quarters completed as of January 15th immediately following the conclusion of the performance period.

(g) “Total Shareholder Return” means the twenty (20) trailing day average closing price (inclusive of dividends) of each Entity as measured at both the beginning of and the end of the applicable Performance Period. For example, for 2013, the beginning of the Performance Period is January 1, 2011 and the end of the Performance Period is December 31, 2013.

6. STOCKHOLDER RIGHTS. Unless and until such time as Shares are issued in settlement of vested PSUs, Participant shall have no ownership of the Shares allocated to the PSUs and shall have no right dividends or to vote such Shares.

7. DIVIDEND EQUIVALENTS. Dividends, if any (whether in cash or Shares), shall not be credited to Participant.

8. NON-TRANSFERABLE. The PSUs and any interest therein shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of.

9. TERMINATION. Subject to Section 4 hereof, if Participant’s service Terminates for any reason, all unvested PSUs shall be forfeited to the Company forthwith, and all rights of Participant to such PSUs shall immediately terminate. In case of any dispute as to whether Termination within the meaning of the Plan or the Company’s Change in Control Plan has occurred, the Committee shall have sole discretion to determine whether such Termination (within the meaning of the Plan or the Company’s Change in Control Plan) has occurred and the effective date of such Termination.

10. ACKNOWLEDGEMENT. The Company and Participant agree that the PSUs are granted under and governed by the Notice of Grant, this Agreement and by the provisions of the Plan (incorporated herein by reference). Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the PSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice of Grant.

11. TAX CONSEQUENCES. Participant acknowledges that there will be tax consequences upon settlement of the PSUs or disposition of the Shares, if any, received in connection therewith, and Participant should consult a tax adviser regarding Participant’s tax obligations prior to such settlement or disposition. U9pon vesting of the PSU, Participant will include in income the fair market value of the Shares subject to the PSU. The included amount will be treated as ordinary income by Participant and will be subject to withholding by the Company when required by applicable law. The Company shall be entitled to make appropriate arrangements for the payment by Participant of any applicable withholding amounts, including Participant’s sale of a portion of the Shares to cover such withholding. In such case, in order to avail himself or herself of Rule 10b5-1 under the Securities Exchange Act of 1934, Participant hereby elects to sell on each settlement date of the PSUs a sufficient number of Shares to cover any applicable withholding and costs of sale. Alternatively, before any Shares subject to this Agreement are issued, the Company may withhold a number of Shares with a fair market value (determined on the date the Shares are issued) sufficient to cover any applicable withholding and costs of sale; provided, however, that in the case of settlement of PSUs held by “officers” (as defined under Rule 16a-1 of the Securities Exchange Act of 1934), such withholding of shares shall have been approved by the Committee prior to such withholding. Upon disposition of the Shares, any subsequent increase or decrease in value will be treated as short-term or long-term capital gain or loss, depending on whether the Shares are held for more than one year from the date of settlement. Further, a PSU may be considered a deferral of compensation that is subject to Section 409A of the Code. Section 409A of the Code imposes special rules to the timing of making and effecting certain amendments of this PSU with respect to distribution of any deferred compensation. You should consult your personal tax advisor for more information on the actual and potential tax consequences of this PSU. A “termination” of employment is intended to constitute a separation from service within the meaning of Section 409A of the Code and the regulations thereunder.

12. COMPLIANCE WITH LAWS AND REGULATIONS. The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.

13. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.

14. GOVERNING LAW; SEVERABILITY. The Plan and Notice of Grant are incorporated herein by reference. The Plan, the Notice of Grant and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. This Agreement is governed by Delaware law except for that body of law pertaining to conflict of laws. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

15. NO RIGHTS AS EMPLOYEE, DIRECTOR OR CONSULTANT. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Participant’s employment, for any reason, with or without cause.

By your signature and the signature of the Company’s representative on the Notice of Grant, Participant and the Company agree that this PSU is granted under and governed by the terms and conditions of the Plan, the Notice of Grant and this Agreement. Participant has reviewed the Plan, the Notice of Grant and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan, the Notice of Grant and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice of Grant and this Agreement. Participant further agrees to notify the Company upon any change in Participant’s residence address.